Exhibit 99.2

Q2 2012 Earnings Presentation Peter McDonald, CEO Dee Jones, CFO July 27, 2012

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on these statements. These forward-looking statements include statements that reflect the current views of our senior management with respect to our financial performance and future events with respect to our business and industry in general. Statements that include the words “may,” “will,” “could,” “should,” “would,” “believe,” “anticipate,” “forecast,” “estimate,” “expect,” “preliminary,” “intend,” “plan,” “project,” “outlook” and similar statements of a future or forward-looking nature identify forward-looking statements. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause our actual results to differ materially from those indicated in these financial statements. We believe that these factors include, but are not limited to, the risks related to the following: Our inability to provide assurance for the long-term continued viability of our business; Reduced advertising spending and increased contract cancellations by our clients, which causes reduced revenue; Declining use of print yellow pages directories by consumers; Competition from other yellow pages directory publishers and other traditional and new media; Our ability to anticipate or respond to changes in technology and user preferences; Changes in our operating performance; Limitations on our operating and strategic flexibility and the ability to operate our business, finance our capital needs or expand business strategies under the terms of our credit agreement; Failure to comply with the financial covenants and other restrictive covenants in our credit agreement; Limited access to capital markets and increased borrowing costs resulting from our leveraged capital structure and debt ratings; Changes in the availability and cost of paper and other raw materials used to print our directories; Our reliance on third-party providers for printing, publishing and distribution services; Credit risk associated with our reliance on small- and medium-sized businesses as clients; Our ability to attract and retain qualified key personnel; Our ability to maintain good relations with our unionized employees; Changes in labor, business, political and economic conditions; Changes in governmental regulations and policies and actions of federal, state and local municipalities; and The outcome of pending or future litigation and other claims. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in the reports we file with the Securities and Exchange Commission (“SEC”), including the information in “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K for the year ended December 31, 2011 and in all subsequent filings with the SEC. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. All forward-looking statements included in this report are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Peter McDonald, CEO

Top 5%

Financial Overview – Q2 2012 Results Adjusted Expense Reduction 23.8% Operating Revenue -17.1% Adjusted EBITDA margin 41.3% Q2 2012 Q2 2011 Q2 2012 Q2 2011 Improved EBITDA margin of 520 bps Expenses Down Margins Up

Debt Reduced by $1.24 Billion Total Debt Declining

Contracts have been ratified in NY, NJ, PA, MD and VA Renewed 3-Year Labor Agreements

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supermedia

Performance Summary

Main Street Cafe - Anytown USA

Hello Cheryl Smith,

A performance summary of your SuperMedia Solutions Bundle is shown below for your review
To view the report and see more details, visit your online account.

Solutions Bundle Activity by Month

120
100
80
60
40
20
0
Feb 2012
Mar 2012
Apr 2012
May 2012
June 2012
July 2012
Aug 2012
Sep 2012
Oct 2012
Nov 2012
Dec 2012
Jan 2013
Calls
Clicks

June 2012 Performance	
Impressions	7052
Clicks	37
Calls	44
Emails	0
Web Actions	0
Facebook Total Likes **	217
Facebook New Likes **	8
Facebook Page Views **	220

** If your Facebook Total Likes are fewer than 30, Facebook does not specify a number to SuperMedia. As a result, you will notice that it is displayed as "< 30" in your SuperMedia Solutions Performance Reporting.

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Richard Smith
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Peter McDonald, CEO

Dee Jones, CFO

Financial Overview - Revenue Comparison Q2 2012 and YTD revenue declined 17.1 percent compared to prior year 2011 Q2 2012 Operating Revenue 2012

 Net ad sales exclusive of the CMR impact² Financial Overview – Net Advertising Sales¹ -19.3% -16.1% -15.9% -15.9% -19.7% (1) Net advertising sales is an operating measure used by the Company to compare advertising sales for current advertising periods to corresponding sales for previous periods. It is important to distinguish net advertising sales from operating revenue, which on our financial statements is recognized under the deferral and amortization method. (2) Advertising sales for the three and six months ended June 30, 2011, include negative adjustments of $2 million and $11 million, respectively, related to the financial distress and operational wind down of a single certified marketing representative in our third-party national sales channel. Excluding this impact, advertising sales for the three and six months ended June 30, 2012, would have reflected a decline of 19.7% and 19.5%, respectively, compared to a decline of 15.9% and 15.7% for the three and six months ended June 30, 2011, respectively. As of June 2011, these accounts were transitioned to other certified marketing representative firms. 2Q’12 1Q’12 4Q’11 3Q’11 2Q’11 -19.3% -17.4% -16.1% -15.9% -16.3%

 Financial Overview - Adjusted EBITDA¹ Comparison ¹Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), a non-GAAP measure, which excludes the gains realized on early extinguishment of debt and severance costs. Q2 2012 adjusted EBITDA declined 5.3 percent 2012 YTD adjusted EBITDA declined 4.6 percent 41.3% 35.6% 2011 Q2 2012 2012 36.1% $292 $306 YTD EBITDA - adjusted non - GAAP 41.0% $144 $152 QTD EBITDA - adjusted non - GAAP Q2 2011

21.9% 21.3% Financial Overview –Adjusted Expenses ¹ ¹ Adjusted expenses exclude severance costs and depreciation and amortization. Selling – continued improvement in sales force efficiencies and related costs Cost of Sales – primarily lower print volumes and distribution costs; efficiencies across all functions G&A – lower bad debt expense; efficiencies across various functions 2012 YTD Adjusted Expenses declined 24.1% vs. last year 33.9.% 24.1%

12/31/11 Balance At Par Payments Below Par Payments 6/30/12 Balance Total Debt Principle YTD reduced by $234M Total Cash impact $183M includes transaction fees of $1M Below Par Payment $116M is comprised of $60M in Q1, $56M in Q2 which represents cash payments of $32M and $33M, respectively Financial Overview – Debt Deleverage 1/1/12 Cash Balance $90M Q1 Free Cash Flow 103M Q1 Payments Par Payment 4M Below Par Payment 32M 3/31/12 Cash Balance 157M Q2 Free Cash Flow 67M Q2 Payments Par Payment 114M Below Par Payment 33M 6/30/12 Cash Balance $77M

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Appendix

SuperMedia Inc. Reconciliation of Non-GAAP Measures Three Months Ended June 30, 2012 and 2011 (dollars in millions) Unaudited 3 Mos. Ended 6/30/12 3 Mos. Ended 6/30/11 Net Income - GAAP 64 $ 29 $ Add/subtract non-operating items: Provision for income taxes 20 19 Interest expense, net 43 57 Reorganization items (7) - 1 Gains on early extinguishment of debt (6) (23) - Operating Income 104 106 Depreciation and amortization 40 44 EBITDA (non-GAAP) (1) 144 150 Adjustments: Severance costs (5) - 2 Adjusted EBITDA (non-GAAP) (2) 144 $ 152 $ Operating Revenue 349 $ 421 $ Operating Income margin (3) 29.8% 25.2% Impact of depreciation and amortization 11.5% 10.4% EBITDA margin (non-GAAP) (4) 41.3% 35.6% Impact of adjustments 0.0% 0.5% Adjusted EBITDA margin (non-GAAP) (4) 41.3% 36.1% Notes: (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, gains on early extinguishment of debt, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that adjusts EBITDA for certain unique costs including severance costs. (3) Operating Income margin is calculated by dividing Operating Income by Operating Revenue. (4) EBITDA and Adjusted EBITDA margin is calculated by dividing EBITDA and Adjusted EBITDA by Operating Revenue. (5) Severance costs are associated with headcount reductions. (6) Gains on early extinguishment of debt represents the gains associated with the purchase of a portion of the Company's debt below par value. (7) Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.

SuperMedia Inc. Reconciliation of Non-GAAP Measures Six Months Ended June 30, 2012 and 2011 (dollars in millions) Unaudited 6 Mos. Ended 6/30/12 6 Mos. Ended 6/30/11 Net Income - GAAP 126 $ 59 $ Add/subtract non-operating items: Provision for income taxes 46 35 Interest expense, net 89 114 Reorganization items (7) - 1 Gains on early extinguishment of debt (6) (51) - Operating Income 210 209 Depreciation and amortization 80 88 EBITDA (non-GAAP) (1) 290 297 Adjustments: Severance costs (5) 2 9 Adjusted EBITDA (non-GAAP) (2) 292 $ 306 $ Operating Revenue 712 $ 859 $ Operating Income margin (3) 29.5% 24.3% Impact of depreciation and amortization 11.2% 10.3% EBITDA margin (non-GAAP) (4) 40.7% 34.6% Impact of adjustments 0.3% 1.0% Adjusted EBITDA margin (non-GAAP) (4) 41.0% 35.6% Notes: (1) EBITDA is a non-GAAP measure that represents earnings before interest, taxes, gains on early extinguishment of debt, depreciation and amortization. (2) Adjusted EBITDA is a non-GAAP measure that adjusts EBITDA for certain unique costs including severance costs. (3) Operating Income margin is calculated by dividing Operating Income by Operating Revenue. (4) EBITDA and Adjusted EBITDA margin is calculated by dividing EBITDA and Adjusted EBITDA by Operating Revenue. (5) Severance costs are associated with headcount reductions. (6) Gains on early extinguishment of debt represents the gains associated with the purchase of a portion of the Company's debt below par value. (7) Reorganization items represent charges that are directly associated with the process of reorganizing the business under Chapter 11 of the United States Bankruptcy Code.